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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT
       Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                           Date of Report: July 22, 1998


                           AirTouch Communications, Inc.


   Delaware                         1-12342             94-3213132
(State or other                (Commission File        (IRS Employer
jurisdiction of                     Number)           Identification No.)
incorporation)


             One California Street,  San Francisco,  California   94111
------------------------------------------------------------------------------
          (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:    (415) 658-2000

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Item 5. Other Events.

     AirTouch Communications, Inc. ("AirTouch") announced second quarter earnings on Wednesday, July 22, 1998 as described in the press release attached as Exhibit 99.1 hereto.

Item 7.   Exhibits.

Exhibit 99.1   Press Release dated July 22, 1998.

Exhibit 99.2   Risk Factors to the Prospectus dated July 22, 1998.

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                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AIRTOUCH COMMUNICATIONS, INC.


                              By:  /s/ MOHAN S. GYANI
                                   -------------------------------------------
                                   Mohan S. Gyani
                                   Executive Vice President and
                                   Chief Financial Officer


Date:  July 23, 1998

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Exhibits Index

Exhibit 99.1   Press Release dated July 22, 1998.

Exhibit 99.2   Risk Factors to the Prospectus dated July 22, 1998.